ARTHUR ANDERSEN LLP


       CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to
the use of our reports (and to all references to our firm)
included in or made a part of this Registration Statement
on Form S-8 of Manpower Inc.
                                   /s/Arthur Anderson LLP

                                   ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin
July 2, 1999